As filed with the Securities and Exchange Commission on January 24, 1996


                        SECURITIES AND EXCHANGE COMMISSION

                               Washington, DC  20549

                               ---------------------

                                     FORM 8-K

                                  CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of

                        The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 January 22, 1996


                        Exact name of Registrant as
        Commission      specified in its charter, address              State of      I.R.S. Employer
        File No.        of principal executive offices, telephone     Incorporation   Identification No.
        1-8349          FLORIDA PROGRESS CORPORATION                    Florida         59-2147112
                         One Progress Plaza
                         St. Petersburg, Florida 33701
                         Telephone (813) 824-6400

        1-3274          FLORIDA POWER CORPORATION                       Florida          59-0247770
                         3201 34th Street South
                         St. Petersburg, Florida 33711
                         Telephone (813) 866-5151


The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.

Item 5.   Other Events


     In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Annual Report on Form 10-K for the year ended December 31, 1996:

      1. Year End Earnings. Florida Progress issued a news release dated January 22, 1996 and a related Investor Information report of even date therewith reporting earnings for the year ended December 31, 1995. Copies of the news release and report are being filed herewith as Exhibits 99.(a) and 99.(b), respectively.

     2. Florida Power President Retires. Florida Power issued a news release dated January 17, 1996, reporting that Florida Power's President, Allen
J. Keesler, Jr., plans to retire, and that Joseph H. Richardson will be promoted to President and Chief Operating Officer of Florida Power, effective April 1, 1996. A copy of the news release is being file herewith as Exhibit 99.(c).

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

Exhibit Number (by
reference to Item 601
of Regulation S-K)     Description of Exhibit

99.(a) Florida Progress Corporation News Release dated January 22, 1996 regarding year end earnings.

99.(b) Florida Progress Corporation Investor Information Report dated January 22, 1996.

99.(c)                 Florida Power Corporation News Release dated January
                       17, 1996 reporting retirement of Florida Power President.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FLORIDA PROGRESS CORPORATION

                                          FLORIDA POWER CORPORATION

                                              /s/ James V. Smallwood
                                          By:____________________________
                                              James V. Smallwood
                                              Treasurer of each Registrant



Date:  January 22, 1996

                               EXHIBIT INDEX



Exhibit No.       Description of Exhibit

99.(a) Florida Progress Corporation News Release dated January 22, 1996 regarding year end earnings.

99.(b) Florida Progress Corporation Investor Information Report dated January 22, 1996.

99.(c) Florida Power Corporation News Release dated January 17, 1996 reporting retirement of Florida Power President.